Exhibit 99.1

Verra Mobility Announces Third Quarter 2018 Financial Results

MESA, Arizona – November 8, 2018 – Verra Mobility Corporation (NASDAQ: VRRM) (the “Company” or “Verra Mobility”) a leading provider of smart mobility technology solutions, today announced financial results for the quarter ended September 30, 2018.

Total revenue for the third quarter increased to $107.6 million compared to $56.1 million for third quarter of 2017.  During 2018, the Company completed two acquisitions that together contributed $40.2 million to the year-over-year revenue growth.  Excluding the impact of the acquisitions, total revenue grew by $11.3 million, an increase of 20% over the same quarter in the prior year.

“During the third quarter we executed on our strategy of growing the core business, while integrating two strategic acquisitions and investing in new product offerings,” said David Roberts, Chief Executive Officer of Verra Mobility.  “We are committed to serving our customers and communities by making transportation safer, easier and more connected.”

The Company reports its results of operations based on two operating segments: Commercial Services and Government Solutions. Commercial Services delivers market leading automated toll and violations management and title and registration solutions to rental car companies, fleet management companies and other large fleet owners. Government Solutions delivers market leading automated safety solutions to municipalities and school districts, including services and technology that enable photo enforcement via road safety camera programs related to red light, speed, school bus, and city bus lanes.

Third Quarter 2018 Financial Highlights

•	Generated Net Income of $6.5 million
•	Adjusted EBITDA of $61.9 million is 57.6% of total revenue
•	Commercial Services segment generated revenue of $72.0 million and segment profit of $49.4 million
•	Government Solutions segment generated revenue of $35.6 million and segment profit of $12.5 million
•	Operating expenses as a percentage of total revenue were 25.9% compared to 38.6% in the prior year
•	Cash flow from operations was $46.1 million

David Roberts, Verra Mobility’s CEO, remarked, “Our recent acquisitions are performing well and we are achieving our synergy targets. Segment profit margins for Commercial Services were nearly 69% for the quarter.  We expect to end the year strong and ahead of our revenue and profit estimates.”

Quarterly Conference Call

Verra Mobility will host a conference call today at 3:00 p.m. Mountain Time (5:00 p.m. Eastern Time) to review the Company’s financial results for the quarter ended September 30, 2018.  To access this call, dial (800) 289-0438 for the U.S. or Canada, or (323) 794-2423 for international callers.  A live webcast of the conference call will be accessible from the Investors section of Verra Mobility’s website at http://ir.verramobility.com, and a recording will be archived and accessible at http://ir.verramobility.com. An audio replay of this conference call will also be available through November 22, 2018, by dialing (844) 512-2921 for the U.S. or Canada, or (412) 317-6671 for international callers, and entering passcode 7026761.

Forward-Looking Statements

This press release contains forward-looking statements which address the Company’s expected future business and financial performance, and often contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” or “will” and similar expressions. Examples of forward-looking statements include, among others, statements regarding the benefits of the Company’s strategic acquisitions; changes in the market for our products and services; expected operating results, such as revenue growth; expansion plans and opportunities; and earnings guidance related to 2018 financial and operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Risks and uncertainties that may affect future results include those that are described from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the Company’s Investor Relations website, http://ir.verramobility.com, and on the SEC website, www.sec.gov. These forward-looking statements represent the judgment of the Company, as of the date of this release, and Verra Mobility disclaims any intent or obligation to update forward-looking statements. This press release should be read in conjunction with the information included in the Company’s other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand the Company’s reported financial results and business outlook for future periods.

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company also discloses certain non-GAAP financial information in this press release. These financial measures are not recognized measures under GAAP and they are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA, adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures as defined by SEC rules. This non-GAAP financial information may be determined or calculated differently by other companies. Reconciliations of these non-GAAP measurements to the most directly comparable GAAP financial measurements have been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

About Verra Mobility

Verra Mobility is committed to developing and using the latest in technology and data intelligence to help make transportation safer and easier. As a global company, Verra Mobility sits at the center of the mobility ecosystem – one that brings together vehicles, devices, information, and people to solve the most complex challenges faced by our customers and the constituencies they serve.

Verra Mobility serves the world's largest commercial fleets and rental car companies to manage tolling transactions and violations for millions of vehicles. A leading provider of connected systems, Verra Mobility processes millions of transactions each year through connectivity with more than 50 individual tolling authorities and more than 400 issuing authorities. Verra Mobility also fosters the development of safe cities, partnering with law enforcement agencies, transportation departments and school districts across North America operating thousands of red-light, speed, bus lane and school bus stop arm safety cameras. For more information, visit www.verramobility.com.

Investor Contact

Marc P. Griffin

ICR, Inc., for Verra Mobility

646-277-1290

IR@verramobility.com

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$51,948,613	$8,724,945
Restricted cash	1,727,645	1,784,665
Accounts receivable, net	76,215,796	60,180,536
Unbilled receivables	12,546,409	4,802,074
Prepaid expenses and other current assets	17,750,138	15,788,912
Total current assets	160,188,601	91,281,132

Installation and service parts, net	11,368,887	9,066,913
Property and equipment, net	67,196,125	65,370,696
Intangible assets, net	538,103,690	203,749,221
Goodwill	564,394,454	294,414,522
Other non-current assets	2,305,216	982,731
Total assets	$1,343,556,973	$664,865,215

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$47,697,160	$20,158,977
Accrued liabilities	15,763,074	10,086,622
Current portion of long-term debt	8,400,000	3,250,000
Total current liabilities	71,860,234	33,495,599

Long term debt, net of current portion and deferred financing costs	980,058,924	425,439,034
Other long-term liabilities	3,176,764	2,689,145
Asset retirement obligations	6,730,721	6,373,125
Deferred income taxes, net	41,790,046	49,603,691
Total Liabilities	1,103,616,689	517,600,594

Stockholders' equity:
Common stock, $.01 par value, 1,000 shares authorized with 100 shares issued and outstanding at September 30, 2018 and December 31, 2017	1	1
Additional paid-in capital	246,582,030	129,026,398
Retained earnings (accumulated deficit)	(2,201,891)	18,238,222
Accumulated other comprehensive loss	(4,439,856)	—
Total stockholders' equity	239,940,284	147,264,621
Total liabilities and stockholders' equity	$1,343,556,973	$664,865,215

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

	Successor
	Three months ended	Three months ended
	September 30, 2018	September 30, 2017
Service revenue	$105,203,673	$55,608,693
Product sales	2,398,807	480,699
Total revenue	107,602,480	56,089,392

Cost of service revenue	1,735,420	838,211
Cost of product sales	1,375,105	284,258
Operating expenses	27,819,681	21,703,331
Selling, general and administrative expenses	21,687,265	15,830,550
Depreciation, amortization and (gain) loss on disposal of assets, net	28,789,672	14,221,542
Total costs and expenses	81,407,143	52,877,892

Income from operations	26,195,337	3,211,500

Interest expense	20,312,956	8,947,089
Other income, net	(2,942,255)	(1,073,966)
Total other expense	17,370,701	7,873,123

Net income (loss) before income tax provision (benefit)	8,824,636	(4,661,623)
Income tax provision (benefit)	2,311,923	(1,314,474)
Net income (loss)	6,512,713	(3,347,149)

Other comprehensive loss:
Foreign currency translation adjustment	(727,998)	—
Total comprehensive income (loss)	$5,784,715	$(3,347,149)

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE INCOME (LOSS)

	Successor		Predecessor
	Nine months ended	Four months ended	Five months ended
	September 30, 2018	September 30, 2017	May 31, 2017
Service revenue	$271,253,648	$74,386,326	$92,530,939
Product sales	3,786,660	688,325	1,340,191
Total revenue	275,040,308	75,074,651	93,871,130

Cost of service revenue	4,217,444	1,123,209	1,369,445
Cost of product sales	2,425,132	471,197	963,504
Operating expenses	80,300,635	28,767,893	35,967,664
Selling, general and administrative expenses	82,550,861	30,049,143	40,884,179
Depreciation, amortization and (gain) loss on disposal of assets, net	74,829,641	19,243,972	12,613,143
Total costs and expenses	244,323,713	79,655,414	91,797,935

Income (loss) from operations	30,716,595	(4,580,763)	2,073,195

Interest expense	52,538,757	11,835,402	875,102
Loss on extinguishment of debt	10,151,074	—	—
Other income, net	(7,000,884)	(1,335,249)	(1,294,299)
Total other expense (income)	55,688,947	10,500,153	(419,197)

Net (loss) income before income tax (benefit) provision	(24,972,352)	(15,080,916)	2,492,392
Income tax (benefit) provision	(4,532,239)	(4,137,563)	1,252,793
Net (loss) income	(20,440,113)	(10,943,353)	1,239,599

Other comprehensive loss:
Foreign currency translation adjustment	(4,439,856)	—	—
Total comprehensive (loss) income	$(24,879,969)	$(10,943,353)	$1,239,599

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED STATEMENTS OF SEGMENT PROFITABILITY

	Successor
	Government	Commercial	Corporate and
For the three months ended September 30, 2018	Solutions	Services	Other	Total
Service revenue	$33,231,500	$71,972,173	$—	$105,203,673
Product sales	2,398,807	—	—	2,398,807
Total revenue	35,630,307	71,972,173	—	107,602,480

Cost of service revenue	648,277	1,087,143	—	1,735,420
Cost of product sales	1,375,105	—	—	1,375,105
Operating expenses	13,850,461	13,969,220	—	27,819,681
Selling, general and administrative expenses	7,240,689	10,439,986	4,006,590	21,687,265
Other (income) expense, net	(26,123)	(2,943,006)	26,874	(2,942,255)
Segment Profit (Loss)	$12,541,898	$49,418,830	$(4,033,464)	$57,927,264

Segment profit (loss)	$12,541,898	$49,418,830	$(4,033,464)	$57,927,264
Depreciation, amortization, impairment, and (gain) loss on disposal of assets, net	—	—	28,789,672	28,789,672
Interest expense	—	—	20,312,956	20,312,956
Income (loss) before income taxes	$12,541,898	$49,418,830	$(53,136,092)	$8,824,636

	Successor
	Government	Commercial	Corporate and
For the three months ended September 30, 2017	Solutions	Services	Other	Total
Service revenue	$32,373,306	$23,235,387	$—	$55,608,693
Product sales	480,699	—	—	480,699
Total revenue	$32,854,005	$23,235,387	$—	$56,089,392

Cost of service revenue	641,407	196,804	—	838,211
Cost of product sales	284,258	—	—	284,258
Operating expenses	14,828,550	6,874,781	—	21,703,331
Selling, general and administrative expenses	5,522,603	5,994,795	4,313,152	15,830,550
Other (income) expense, net	(26,925)	(1,049,475)	2,434	(1,073,966)
Segment Profit (Loss)	$11,604,112	$11,218,482	$(4,315,586)	$18,507,008
Segment profit (loss)	$11,604,112	$11,218,482	$(4,315,586)	$18,507,008
Depreciation, amortization, impairment, and (gain) loss on disposal of assets, net	—	—	14,221,542	14,221,542
Interest	—	—	8,947,089	8,947,089
Income (loss) before income taxes	$11,604,112	$11,218,482	$(27,484,217)	$(4,661,623)

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED STATEMENTS OF SEGMENT PROFITABILITY

	Successor
	Government	Commercial	Corporate and
For the nine months ended September 30, 2018	Solutions	Services	Other	Total
Service revenue	$107,063,888	$164,189,760	$—	$271,253,648
Product sales	3,786,660	—	—	3,786,660
Total revenue	110,850,548	164,189,760	—	275,040,308

Cost of service revenue	2,163,458	2,053,986	—	4,217,444
Cost of product sales	2,425,132	—	—	2,425,132
Operating expenses	42,701,929	37,598,706	—	80,300,635
Selling, general and administrative expenses	20,585,732	42,992,315	18,972,814	82,550,861
Other (income) expense, net	(88,853)	(6,911,623)	(408)	(7,000,884)
Segment Profit (Loss)	$43,063,150	$88,456,376	$(18,972,406)	$112,547,120

Segment profit (loss)	$43,063,150	$88,456,376	$(18,972,406)	$112,547,120
Depreciation, amortization, impairment, and (gain) loss on disposal of assets, net	—	—	74,829,641	74,829,641
Interest expense	—	—	52,538,757	52,538,757
Loss on extinguishment of debt	—	—	10,151,074	10,151,074
Income (loss) before income taxes	$43,063,150	$88,456,376	$(156,491,878)	$(24,972,352)

	Successor
	Government	Commercial	Corporate and
For the four months ended September 30, 2017	Solutions	Services	Other	Total
Service revenue	$43,746,847	$30,639,479	$—	$74,386,326
Product sales	688,325	—	—	688,325
Total revenue	$44,435,172	$30,639,479	$—	$75,074,651

Cost of service revenue	876,729	246,480	—	1,123,209
Cost of product sales	471,197	—	—	471,197
Operating expenses	19,702,233	9,065,660	—	28,767,893
Selling, general and administrative expenses	7,244,266	7,863,415	14,941,462	30,049,143
Other (income) expense, net	(33,346)	(1,304,337)	2,434	(1,335,249)
Segment Profit (Loss)	$16,174,093	$14,768,261	$(14,943,896)	$15,998,458
Segment profit (loss)	$16,174,093	$14,768,261	$(14,943,896)	$15,998,458
Depreciation, amortization, impairment, and (gain) loss on disposal of assets, net	—	—	19,243,972	19,243,972
Interest	—	—	11,835,402	11,835,402
Income (loss) before income taxes	$16,174,093	$14,768,261	$(46,023,270)	$(15,080,916)

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED STATEMENTS OF SEGMENT PROFITABILITY

	Predecessor
	Government	Commercial	Corporate and
For the five months ended May 31, 2017	Solutions	Services	Other	Total
Service revenue	$57,021,850	$35,509,089	$—	$92,530,939
Product sales	1,340,191	—	—	1,340,191
Total revenue	58,362,041	35,509,089	—	93,871,130

Cost of service revenue	1,174,923	194,522	—	1,369,445
Cost of product sales	963,504	—	—	963,504
Operating expenses	24,702,104	11,265,560	—	35,967,664
Selling, general and administrative expenses	9,230,714	9,881,849	21,771,616	40,884,179
Other (income) expense, net	(48,416)	(1,243,281)	(2,602)	(1,294,299)
Segment Profit (Loss)	$22,339,212	$15,410,439	$(21,769,014)	$15,980,637

Segment profit (loss)	$22,339,212	$15,410,439	$(21,769,014)	$15,980,637
Depreciation, amortization, impairment, and (gain) loss on disposal of assets, net	—	—	12,613,143	12,613,143
Interest	—	—	875,102	875,102
Income (loss) before income taxes	$22,339,212	$15,410,439	$(35,257,259)	$2,492,392

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor		Predecessor
	Nine months ended	Four months ended	Five months ended
	September 30, 2018	September 30, 2017	May 31, 2017
Cash flows from operating activities:
Net (loss) income	$(20,440,113)	$(10,943,353)	$1,239,599
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	74,838,445	19,256,429	12,574,006
Amortization of deferred financing costs and discount	6,932,724	948,846	143,241
Loss on extinguishment of debt	10,151,074	—	—
Accretion expense	292,580	87,193	106,404
(Gain) loss on disposal of assets	(8,804)	(12,457)	39,137
Installation and service parts obsolescence and maintenance expense	431,834	165,096	177,124
Bad debt expense	4,355,700	2,185,435	2,181,957
Deferred income taxes	(16,514,331)	(4,482,852)	(3,326,978)
Changes in operating assets and liabilities:
Accounts receivable, net	(10,703,263)	(13,467,878)	6,107,664
Unbilled receivables	(7,744,334)	(1,974,786)	1,945,493
Prepaid expense and other current assets	3,750,798	(8,632,290)	(1,581,750)
Deposits and other non-current assets	(1,304,686)	421,916	322,260
Restricted cash	57,019	(619,742)	215,478
Accounts payable and accrued liabilities	1,651,391	2,429,653	22,413,747
Other liabilities	364,926	(78,008)	(508,181)
Net cash provided by (used in) operating activities	46,110,960	(14,716,798)	42,049,201

Cash flows from investing activities
Purchases of installation and service parts and property and equipment	(19,919,129)	(10,872,392)	(8,952,667)
Proceeds from damaged property and equipment	296,264	66,750	41,909
Cash proceeds from the sale of assets	5,154	9,975	124,694
Acquisition of business, net of cash acquired	(525,361,663)	(539,082,979)	—
Net cash used in investing activities	(544,979,374)	(549,878,646)	(8,786,064)

Cash flows from financing activities:
Borrowings on revolver	468,306	13,000,000	40,752,179
Repayments on revolver	(468,306)	—	(68,213,359)
Predecessor payment of debt issuance costs	—	—	(30,000)
Borrowings of long-term debt	—	444,250,000	—
Payment of debt issuance costs	(30,351,948)	(15,783,188)	—
Repayments of long-term debt	(452,575,000)	(812,500)	—
Borrowings of long-term debt	1,033,800,000	—	—
Payment of debt extinguishment costs	(8,186,961)	—	—
Cash received pursuant to the Merger	—	129,026,399	—
Net cash provided by (used in) financing activities	542,686,091	569,680,711	(27,491,180)

Effect of exchange rate changes on cash and cash equivalents	(594,009)	—	—

Net increase in cash and cash equivalents	43,223,668	5,085,267	5,771,957
Cash and cash equivalents-Beginning of period	8,724,945	—	2,900,970
Cash and cash equivalents-End of period	$51,948,613	$5,085,267	$8,672,927

Supplemental disclosure of cash flow information:
Cash paid (refunded) for income taxes, net	$856,815	$9,162,890	$(211,030)
Cash paid for interest	45,238,245	10,529,236	836,236
Supplemental non-cash investing and financing activities:
Capital contribution received in Parent common stock and subsequently exchanged in acquisition of business	$117,555,632	$—	$—
Payable to seller in connection with business acquisition	11,337,113	—	—

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

				Retained	Accumulated
	Common Stock			Earnings	Other	Total
	Shares	Amount	Additional Paid-in-Capital	(accumulated deficit)	Comprehensive Loss	Shareholders' Equity
Balance as of December 31, 2017	100	$1	$129,026,398	$18,238,222	$—	$147,264,621
Net loss	—	—	—	(20,440,113)	—	(20,440,113)
Foreign currency translation adjustment	—	—	—	—	(4,439,856)	(4,439,856)
Capital contributions received in Parent common stock	—	—	117,555,632	—	—	117,555,632
Balance as of September 30, 2018	100	$1	$246,582,030	$(2,201,891)	$(4,439,856)	$239,940,284

VERRA MOBILITY CORPORATION AND SUBSIDIARIES

ADJUSTED EBITDA RECONCILIATION

	Successor	Successor	Successor	Successor	Predecessor
	For the Three Months Ended September 30,	For the Three Months Ended September 30,	For the Nine Months Ended September 30,	For the Four Months Ended September 30,	For the Five Months Ended May 31,
($ in thousands)	2018	2017	2018	2017	2017

Net income (loss)	$6,513	$(3,347)	$(20,440)	$(10,943)	$1,240
Interest expense	20,313	8,947	52,539	11,835	875
Income tax provision expense (benefit)	2,312	(1,314)	(4,532)	(4,138)	1,253
Depreciation and amortization	28,792	14,234	74,838	19,256	12,574
EBITDA	57,930	18,520	102,405	16,011	15,942
Transaction and other related expenses(i)	1,669	21	25,589	10,055	21,772
Transformation expenses(ii)	905	2,462	8,039	2,462	-
Loss on extinguishment of debt(iii)	-	-	10,151	-	-
Sponsor Fees and expenses(iv)	1,433	1,829	4,133	2,424	-
Non-cash amortization of contract inducement (v)	-	-	-	-	277
Adjusted EBITDA	$61,936	$22,833	$150,316	$30,953	$37,991
Adjusted EBITDA Margin %	57.6%	40.7%	54.7%	41.2%	40.5%

(i)

Adjustments to add back deal fees incurred in relation to the Platinum's acquisition of ATS in May 2017 and Verra's acquisitions of HTA and EPC in March and April 2018, respectively.  Consists primarily of acquisition services to advisors, professional fees and other expenses

(ii)	One-time costs including costs for strategy consultants, procurement optimization and IT optimization
(iii)

Costs incurred to refinance the Company's credit facility and term loans.  Includes prepayment penalties, the write-off of deferred financing costs and lender and third-party costs to issue the new debt

(iv)	Sponsor management fees paid to Platinum
(v)	Adjustment for amortization of a tolling contract with a major RAC

9

BASIS of Presentation.On May 31, 2017, the Company was acquired by Greenlight Acquisition Corporation (“Acquirer”) pursuant to the Agreement and Plan of Merger, dated April 15, 2017 by and among the Company, Greenlight Merger Corporation, a wholly-owned subsidiary of Acquirer, (“Merger Sub”) and Acquirer whereby the Company merged with and into Merger Sub with the former surviving (the “Merger”). Acquirer is ultimately owned by certain private equity investment vehicles sponsored by Platinum Equity, LLC. Pursuant to the Merger, a new basis of accounting at fair value was established in accordance with U.S. GAAP under Accounting Standards Codification (“ASC”) Topic 805, Business Combinations.  The new stepped-up basis was pushed down by Acquirer to the Company.   The consolidated financial statements and footnotes contained herein are presented in distinct periods to indicate the application of two different bases of accounting between the periods presented. The period from January 1, 2017 to May 31, 2017 has been labeled “Predecessor” and has been prepared using the historical basis of accounting of the Predecessor. The periods from June 1, 2017 to September 30, 2017 and from January 1, 2018 to September 30, 2018 have been labeled Successor. The accompanying condensed consolidated statements of operations, cash flows and certain footnotes include a black line division separating the Predecessor Period from the Successor Period. As a result of purchase accounting, the pre-Merger and post-Merger condensed consolidated statements of operations and cash flows are not comparable.

Segment profit (loss) is based on revenues and income (loss) from operations before depreciation, amortization, impairment and gain (loss) on disposal of assets and after other income, net. Depreciation, amortization, impairment and gain (loss) on disposal of assets, interest expense, loss on extinguishment of debt and income taxes are not indicative of operating performance, and, as a result are not included in the operating and reportable segments. Other income, net consists primarily of credit card rebates earned on the prepayment of tolls and therefore included in Segment profit (loss). There are no significant non-cash items reported in Segment profit (loss).

EBITDA and Adjusted EBITDA.EBITDA is defined as net income, net of tax (if applicable), interest expense, income taxes, depreciation and amortization.  Adjusted EBITDA further excludes certain non-cash expenses, loss on extinguishment of debt and other transactions that management believes are not indicative of our business. Because EBITDA and adjusted EBITDA, as defined, exclude some but not all items that affect our cash flow from operating activities, they may not be comparable to similarly titled performance measures presented by other companies. EBITDA and adjusted EBITDA margins are calculated as EBITDA and adjusted EBITDA, respectively, divided by total revenues expressed as a percentage.

We present EBITDA and adjusted EBITDA because we believe they provide useful information regarding our ability to meet our future debt payment requirements, capital expenditures and working capital requirements and an overall evaluation of our financial condition. EBITDA and adjusted EBITDA have certain limitations as analytical tools and should not be used as substitutes for net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with GAAP.